                              3,560,000 SHARES


                            COLORADO MEDTECH, INC.
                          COMMON STOCK, NO PAR VALUE


                              AGENCY AGREEMENT



                                                       November 3, 1998


ADVEST, INC.
BIGELOW & COMPANY
c/o Advest, Inc.
90 State House Square
Hartford, CT  06103

Dear Sirs and Mesdames:

              Colorado MEDtech, Inc., a Colorado corporation (the "Company"), Vencor, Inc., a Delaware corporation, and Vencor Operating, Inc., a Delaware corporation and wholly-owned subsidiary of Vencor, Inc. (Vencor, Inc. and Vencor Operating, Inc. are collectively referred to as the "Selling Shareholder"), confirm their agreement with each of you (individually, a "Selling Agent" and together, the "Selling Agents") with respect to the proposed public sale by the Selling Shareholder of an aggregate of 3,560,000 shares (the "Shares") of the Company's common stock, no par value (the "Common Stock").

              The Company and the Selling Shareholder, intending to be legally bound, hereby confirm their agreement with the Selling Agents as follows:

              1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each of the Selling Agents that:

                   (a) A registration statement on Form S-3 (File No. 333-64705) with respect to the Shares, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has become effective under the Act and information has been omitted therefrom in accordance with Rule 430A under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement) with such changes or insertions as are required by Rule 430A or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Selling Agents, or (ii) if such registration statement, as it may have been amended, has not become effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been provided to and approved by Advest, Inc. ("Advest") prior to the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including (A) all financial statements, schedules and exhibits thereto, (B) all documents (or portions thereof) incorporated by reference therein, and (C) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion included in such registration statement or any amendment or post-effective amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective), including all documents (or portions thereof) incorporated by reference therein; and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be so filed, such term means the prospectus included in the Registration Statement, in either case, including all documents (or portions thereof) incorporated by reference therein. As used herein, any reference to any statement or information as being "made," "included," "contained," "disclosed" or "set forth" in any Preliminary Prospectus, a Prospectus or any amendment or supplement thereto, or the Registration Statement or any amendment thereto (or other similar references) shall refer both to information and statements actually appearing in such document as well as information and statements incorporated by reference therein.

                   (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued and no proceeding for that purpose has been instituted or threatened by the Commission or the securities authority of any state or other jurisdiction. If the Registration Statement has become effective under the Act, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or threatened or, to the knowledge of the Company, contemplated by the Commission or the securities authority of any state or other jurisdiction.

                   (c) When any Preliminary Prospectus was filed with the Commission it contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder.
Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder. When the Registration Statement or any amendment thereto was or is declared effective, and at the Time of Delivery (as hereinafter defined), it (i) contained and will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at the Time of Delivery, the Prospectus, as amended or supplemented at any such time, (i) contained and will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and
(ii) did not and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (c) do not apply to statements or omissions made in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by either Selling Agent for use therein. It is understood that the statements set forth in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto (X) in the second sentence of the second paragraph of the cover page of the Prospectus, and (Y) in the first sentence of the first paragraph of the section entitled "Plan of Distribution," constitute the only written information furnished to the Company by either Selling Agent specifically for use in the Registration Statement or any amendment thereto or the Prospectus and any amendment or supplement thereto, as the case may be.

                   (d) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any subsidiary is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                   (e) Each of the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus. The Company has full power and authority (corporate and other) to enter into this Agreement and to perform its obligations hereunder. Each of the Company and its subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole.

                   (f) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company, have been duly authorized and validly issued, are fully paid and nonassessable and conform to the descriptions of the Common Stock contained in the Prospectus. None of the issued shares of capital stock of the Company or any of its subsidiaries has been issued or is owned or held in violation of any statutory (or to the knowledge of the Company, any other) preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company or its subsidiaries) has any statutory (or to the knowledge of the Company, any other) preemptive or other rights to subscribe for any of the Shares. None of the capital stock of the Company has been issued in violation of applicable federal or state securities laws.

                   (g) All of the issued shares of capital stock of each subsidiary are owned beneficially by the Company or one of its subsidiaries, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting agreements, proxies, voting trusts, equities or claims of any nature whatsoever. Other than the subsidiaries and the equity securities described in the Prospectus held in the investment portfolios of the Company and such subsidiaries (the composition of which is not materially different than the disclosures in the Prospectus as of specific dates), the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

                   (h) Except as disclosed in the Prospectus and except for those that have been issued in compensatory transactions in the ordinary course of business since June 30, 1998, which compensatory transactions have not had a material dilutive effect, there are no outstanding (i) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any of its subsidiaries,
(ii) warrants, rights or options to subscribe for or purchase from the Company or any of its subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or any of its subsidiaries to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

               (i) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its subsidiaries, (ii) the Company has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (iii) there has not been any change in the capital stock, long-term debt or short-term debt except in the ordinary course of business of the Company or any of its subsidiaries, and (iv) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial position, results of operations or business of the Company and its subsidiaries, in each case other than as disclosed in or contemplated by the Prospectus.

                   (j)    There are no contracts, agreements or
understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or, requiring the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or requiring the registration of any securities pursuant to any other registration statement filed by the Company under the Act, except for the piggyback registration rights of the option and warrant holders of Novel Biomedical, Inc. Neither the filing of the Registration Statement nor the offering or sale of Shares as contemplated by this Agreement gives any security holder of the Company any rights for or relating to the registration of any shares of Common Stock or any other capital stock of the Company, except such as have been satisfied or waived.

                   (k) Neither the Company nor any of its subsidiaries is, or with the giving of notice or passage of time or both would be, in violation of its articles of incorporation or bylaws or in default under any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets are subject.

                   (l) The Company does not require any consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body in connection with the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under state securities or blue sky laws in connection with the offer, sale of the Shares by the Selling Agents.

                   (m) Other than as disclosed in the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or, to the

Company's knowledge, threatened in which the Company or any of its subsidiaries is a party or of which any of their respective properties or assets are the subject which, if determined adversely to the Company or any subsidiary, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole. Neither the Company nor any subsidiary is in violation of, or in default with respect to, any law, statute, rule, regulation, order, judgment or decree, except as described in the Prospectus or such as do not and will not individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole, and neither the Company nor any subsidiary is required to take any action in order to avoid any such violation or default.

                   (n) Arthur Andersen LLP, which has certified certain financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus, are independent public accountants as required by the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder.

                   (o) The consolidated financial statements and schedules (including the related notes) of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Prospectus and/or any Preliminary Prospectus were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present the financial position and results of operations of the Company and its subsidiaries, on a consolidated basis, at the dates and for the periods presented. The selected financial data set forth under the captions "Selected Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated by reference in the Registration Statement, the Prospectus and/or any Preliminary Prospectus fairly present, on the basis stated therein, the information included therein, and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The supporting notes and schedules included in the Registration Statement, the Prospectus and/or any Preliminary Prospectus fairly state in all material respects the information required to be stated therein in relation to the financial statements taken as a whole. The unaudited interim consolidated financial statements included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Rule 10-01 of Regulation S-X under the Act.

                   (p) This Agreement has been duly authorized, executed and delivered by the Company and, assuming due execution by the Selling Shareholder and the Selling Agents, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

                   (q) The sale of the Shares and the performance of this Agreement and the consummation of the transactions herein contemplated will not (with or without the giving of notice or the passage of time or both) (i) conflict with or violate any term or provision of the articles of incorporation or bylaws or other organizational documents of the Company or any subsidiary, (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any subsidiary is a party or to which any of their respective properties or assets is subject, (iii) conflict with or violate any law, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any subsidiary or any of their respective properties or assets or (iv) result in a breach, termination or lapse of the corporate power and authority of the Company or any subsidiary to own or lease and operate their respective assets and properties and conduct their respective business as described in the Prospectus.

                   (r) When the Shares to be sold by the Selling Shareholder hereunder have been duly delivered against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and nonassessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. The certificates representing the Shares are in proper legal form under, and conform in all respects to the requirements of, the Colorado Business Corporation Act and the requirements of the Nasdaq National Market System.

                   (s) The Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, a Preliminary Prospectus, the Prospectus and other material, if any, permitted by the Act.

                   (t) Neither the Company nor any of its officers, directors or affiliates has (i) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or
(ii) since the filing of the Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                   (u) Neither the Company, nor any subsidiary is an "investment company" or a company "controlled" by an investment company as such terms are defined in

Sections 3(a) and 2(a)(9), respectively, of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and, if the Company or any subsidiary conducts its business as set forth in the Registration Statement and the Prospectus, will not become an "investment company" and will not be required to register under the Investment Company Act.

               2. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDER. The Selling Shareholder represents and warrants to, and agrees with, each of the Selling Agents that:

                   (a) This Agreement has been duly authorized, executed and delivered by the Selling Shareholder, and assuming due execution by the Company and the Selling Agents, constitutes the valid and binding agreement of the Selling Shareholder, enforceable against the Selling Shareholder in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and except as the enforcement of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

                   (b) The execution and delivery by the Selling Shareholder of, and the performance by the Selling Shareholder of its obligations under, this Agreement will not (with or without the giving of notice or the passage of time or both) (i) conflict with any term or provision of the Selling Shareholder's articles of incorporation or bylaws or other organizational documents, as amended, (ii) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Shareholder is a party or to which its properties or assets is subject or (iii) conflict with or violate any law, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Selling Shareholder or any of the Selling Shareholder's properties or assets.

                   (c) The Selling Shareholder has, and on the Time of Delivery (as hereinafter defined) will have, valid title to the Shares and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares.

                   (d) When duly delivered against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and nonassessable.

                   (e) Delivery of the Shares pursuant to this Agreement will pass title to the Shares free and clear of all liens, security interests, pledges, charges, equities and other encumbrances.

                   (f) The Selling Shareholder does not require any consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body in connection with the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except for the registration of the Shares under the Act and such as may be required by the NASD or under state securities or blue sky laws in connection with the offer and sale of the Shares by the Selling Agents.

                   (g) The Selling Shareholder has not (i) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                   (h) When the Registration Statement or any amendment thereto was or is declared effective, and at the Time of Delivery, it, to the best of the knowledge of the Selling Shareholder, did not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at the Time of Delivery, the Prospectus, as amended or supplemented at any such time, to the best of the knowledge of the Selling Shareholder, did not and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (i) do not apply to statements or omissions made in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by either Selling Agent specifically for use therein. It is understood that the statements set forth in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto (X) in the second sentence of the second paragraph of the cover page of the Prospectus, and (Y) in the first sentence of the first paragraph of the section entitled "Plan of Distribution," constitute the only written information furnished to the Company by or on behalf of either Selling Agent specifically for use in the Registration Statement or any amendment thereto or the Prospectus and any amendment or supplement thereto, as the case may be.

               3. APPOINTMENT OF SELLING AGENTS. Subject to the terms and conditions herein set forth, the Selling Shareholder appoints each Selling Agent to act as its agent, and each Selling Agent agrees to use its best efforts, to solicit offers to purchase the Shares upon the terms and conditions set forth in the Prospectus. The Selling Agents may engage such subagents as they may select from time to time in connection with the solicitation of offers hereunder. The Selling Shareholder agrees to sell the Shares in accordance with the terms hereof for $6.375 per Share. The
Selling Shareholder agrees to pay to Advest at the Time of Delivery by wire transfer of immediately available funds a commission for the account of the Selling Agents equal to $0.195 for each Share sold hereunder (such commission to be divided between the Selling Agents in such manner as they, in their discretion, shall determine). The Selling Agents shall communicate to the Company and the Selling Shareholder, orally or in writing, each offer to purchase Shares received by them. The Selling Agents shall have the right, in their discretion reasonably exercised, to reject any offer to purchase the Shares in whole or in part, and any such rejection shall not be deemed a breach of their agreements contained herein. The Company and the Selling Shareholder reserve the right, in their sole discretion, to suspend solicitation of the purchases of the Shares at any time for any period of time or permanently. Upon receipt of instructions from the Company and the Selling Shareholder, the Selling Agents will forthwith suspend solicitation of purchases until such time as the Selling Agents have been advised that solicitation may be resumed.

               4. DELIVERY OF SHARES; CLOSING. All of the Shares will be sold and paid for at the same price and at the same time, and the commission to the Selling Agents described in Section 3 will be paid, in a common closing. Certificates in definitive form for the Shares to be offered by the Selling Agents hereunder shall be delivered by the Selling Shareholder to Advest, against payment by the purchaser(s) of the purchase price therefor by wire transfer of immediately available funds to such account as the Selling Shareholder shall designate in writing. The closing of the sale and purchase of the Shares shall be held at the offices of Seyfarth, Shaw, Fairweather & Geraldson, 55 East Monroe, Chicago, Illinois 60603 or 1270 Avenue of the Americas, New York, New York 10020, at the option of Advest, except that physical delivery of such certificates shall be made at the office of Advest, 90 State House Square, Hartford, Connecticut 06103. The time and date of such delivery and payment shall be at 10:00 a.m., New York, New York time, on the third (3rd) full business day after this Agreement is executed or at such other time and date as the Selling Agents and the Selling Shareholder may agree upon in writing. Such time and date for delivery of the Shares is herein called the "Time of Delivery." The Selling Shareholder will make such certificates available for checking and packaging at least 24 hours prior to the Time of Delivery at the office of Advest, 90 State House Square, Hartford, Connecticut 06103.

               5. COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Selling Agents that:

                   (a) The Company will use its best efforts to cause the Registration Statement, if not effective prior to the execution and delivery of this Agreement, to become effective. If the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by you, subparagraph (4)) of Rule 424(b) within the time period required under Rule 424(b) under the Act. The Company will advise you promptly of any such filing pursuant to Rule 424(b). The Company will file timely all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

                   (b) The Company will not file with the Commission the prospectus or the amendment referred to in Section 1(a) hereof, any amendment or supplement to the Prospectus or any amendment to the Registration Statement unless the Selling Agents have received a reasonable period of time to review any such proposed amendment or supplement and consented to the filing thereof and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon the request of the Selling Agents, the Company will promptly prepare and file with the Commission, in accordance with the rules and regulations of the Commission, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the offer and sale of the Shares by the Selling Agents and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) under the Act. The Company will advise the Selling Agents, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Selling Agents of each such filing or effectiveness.

                   (c) The Company will advise the Selling Agents promptly after receiving notice or obtaining knowledge of (i) when any post-effective amendment to the Registration Statement is filed with the Commission, (ii) the receipt of any comments from the Commission concerning the Registration Statement, (iii) when any post-effective amendment to the Registration Statement becomes effective, or when any supplement to the Prospectus or any amended Prospectus has been filed, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (v) the suspension of the qualification of the Shares for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, (vi) any request made by the Commission or any securities authority of any other jurisdiction for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if any such stop order or suspension is issued, to obtain the withdrawal thereof as promptly as possible.

                   (d) If the delivery of a prospectus relating to the Shares is required under the Act at any time prior to the expiration of nine months after the date of the Prospectus and if at such time any events have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus, the Company will promptly notify the Selling Agents and upon their request (but at the Company's expense) prepare and file with the Commission an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will furnish without charge to each Selling Agent as many copies of such amended or supplemented Prospectus as the Selling Agents may from time to time reasonably request.

                   (e) The Company promptly from time to time will take such action as the Selling Agents may reasonably request to qualify the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as the Selling Agents may request and will continue such qualifications in effect for as long as may be necessary to complete the sale of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

                   (f) The Company will promptly provide the Selling Agents, without charge, (i) one manually executed copy of the Registration Statement as originally filed with the Commission and of each amendment thereto, including all exhibits and all documents or information incorporated by reference therein, and (ii) so long as a prospectus relating to the Shares is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Selling Agents may reasonably request. The terms "amendment" and "supplement" as used in this Agreement, shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act that are deemed to be incorporated by reference in the Prospectus.

                   (g) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its security holders an earnings statement of the Company and its subsidiaries, if any, covering a period of at least 12 months beginning after the effective date of the Registration Statement (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder.

"Availability Date" means the forty-fifth (45th) day after the end of the fourth fiscal quarter following the fiscal quarter in which the Registration Statement went effective, except that if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the ninetieth (90th) day after the end of such fourth fiscal quarter.

                   (h) During the period of three years after the effective date of the Registration Statement, the Company will furnish to the Selling Agents, without charge, (i) copies of all reports or other communications (financial or other) furnished to shareholders and (ii) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, the NASD or any national securities exchange.

                   (i) Prior to the termination of the distribution contemplated by this Agreement, neither the Company nor any of its officers, directors or affiliates will (i) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company or (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares.

                   (j) In case of any event, at any time within the period during which a prospectus is required to be delivered under the Act, as a result of which any Preliminary Prospectus or the Prospectus, as then amended or supplemented, would contain an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or, if it is necessary at any time to amend any Preliminary Prospectus or the Prospectus to comply with the Act or any applicable securities or blue sky laws, the Company promptly will prepare and file with the Commission, and any applicable state securities commission, an amendment, supplement or document that will correct such statement or omission or effect such compliance and will furnish to the Selling Agents such number of copies of such amendment(s), supplement(s) or document(s) as the Selling Agents may reasonably request. For purposes of this subsection (k), the Company will provide such information to the Selling Agents, the Selling Agents' counsel and counsel to the Company as shall be necessary to enable such persons to consult with the Company with respect to the need to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus or file any document, and shall furnish to the Selling Agents and the Selling Agents' counsel such further information as each may from time to time reasonably request.

                   (k) The Company will use its best efforts to maintain, the qualification or listing of the shares of Common Stock (including, without limitation, the Shares) on the Nasdaq National Market System.

              6. COVENANTS OF THE SELLING SHAREHOLDER. The Selling Shareholder covenants and agrees with each of the Selling Agents that:

                   (a) The Selling Shareholder will cooperate to the extent necessary to cause the Registration Statement, if not effective prior to the execution and delivery of this Agreement, to become effective.

                   (b) The Selling Shareholder will pay all federal and other taxes, if any on the transfer or sale of the Shares that are sold by the Selling Shareholder.

                   (c) The Selling Shareholder will do or perform all things required to be done or performed by the Selling Shareholder prior to the Time of Delivery to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

                   (d) The Selling Shareholder has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of Common Stock to facilitate the sale or resale of the Shares.

                   (e) Prior to the Time of Delivery, the Selling Shareholder will advise you promptly upon becoming aware, to the best of its knowledge, and if requested by you, will confirm such advice in writing, of any change in the Company's financial position, results of operation or business, or of the happening of any event, as a result of which the Registration Statement or the Prospectus would contain an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary to amend the Registration Statement or the Prospectus in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary to make the statements therein not misleading or of the necessity to amend the Prospectus to comply with the Act or any other law.

              7.   EXPENSES.

                   (a) The Company or the Selling Shareholder will pay all costs and expenses incident to the performance of the obligations of the Company under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 10 hereof, including, without limitation, all costs and expenses incident to (i) the printing of and mailing expenses associated with the Registration Statement, the Preliminary Prospectus and the Prospectus and any amendments or supplements thereto and this Agreement, and related documents (collectively, the "Agency Documents"); (ii) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation and, if applicable, filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Prospectus and any amendments and supplements thereto and the Agency Documents; (iii) the delivery of copies of the foregoing documents to the Selling Agents; (iv) the filing fee of the Commission relating to the Shares; (v) the preparation, issuance and delivery to the Selling Agents of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (vi) the qualification of the Shares for offering and sale under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Selling Agents (and local counsel therefor) relating thereto; (vii) any expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees in connection with any meetings with prospective investors in the Shares; and (viii) all other costs and expenses reasonably incident to the performance of the Company's obligations hereunder that are not otherwise specifically provided for in this Section 7.

                   (b) The Selling Shareholder agrees to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares being sold by the Selling Shareholder.

                   (c) The Selling Agents agree to pay or cause to be paid the costs of advertising the offering, including, without limitation, with respect to the placement of "tombstone" advertisements in publications selected by Advest.

              8. CONDITIONS OF THE SELLING AGENTS' OBLIGATIONS. The obligations of the Selling Agents hereunder to use their best efforts to solicit offers to purchase the Shares shall be subject, in their discretion, to the accuracy of the representations and warranties of each of the Company and the Selling Shareholder contained herein as of the date hereof and as of the Time of Delivery, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder, and to the following additional conditions precedent:

                   (a) If the registration statement as amended to date has not become effective prior to the execution of this Agreement, such registration statement shall have been declared effective not later than 11:00 a.m., Hartford, Connecticut time, on the date of this Agreement or such later date and/or time as shall have been consented to by the Selling Agents in writing. If required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing and in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, threatened or, to the knowledge of the Company and the Selling Agents, contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

                   (b) You shall have received an opinion, dated the Time of Delivery, of Chrisman, Bynum & Johnson, P.C., counsel for the Company, in form and substance satisfactory to you and your counsel, to the effect that:

                                (i)       The Company and its subsidiaries
are in good standing under the laws of their respective states of incorporation. Such counsel is not aware of any facts which would cause it to doubt that the Company was duly incorporated in the State of Colorado.

                                (ii)      The Company's authorized, issued
and outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock contained in the Prospectus. None of the issued shares of Common Stock of the Company is owned or held in violation of any statutory (or, to the knowledge of such counsel, any other) preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of Common Stock of the Company or capital stock of its subsidiaries) has any statutory (or, to the knowledge of such counsel, any other) preemptive or other rights to subscribe for any of the Shares.

                                (iii)     Except as disclosed in the
Prospectus and except for those that have been issued in compensatory transactions in the ordinary course of business since June 30, 1998, which compensatory transactions have not had a material dilutive effect, there are, to such counsel's knowledge, no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any of its subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company or any of its subsidiaries to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                                (iv)      When the Shares have been duly
delivered against payment therefor as contemplated by this Agreement, the Shares will be duly authorized, validly issued and fully paid and nonassessable, the holders thereof will not be subject to personal liability solely by reason of being such holders and the Shares will conform to the description of the Common Stock contained in the Prospectus; the certificates evidencing the Shares will comply with all applicable requirements of Colorado law.

                                (v)       There are no contracts, agreements
or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or, requiring the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or requiring the registration of any securities pursuant to any other registration statement filed by the Company under the Act.

                                (vi)      The sale of the Shares being sold
at the Time of Delivery and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with or violate any provision of the articles of incorporation or bylaws of the Company or any of its subsidiaries, in each case as amended to date, or to such counsel's knowledge, any existing law, statute, rule or regulation, or in any material respect, conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets is subject, or, conflict with or violate any order, judgment or decree known to such counsel, of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets.

                                (vii)     To such counsel's knowledge, no
consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except such as have been or will have been obtained and are or will be in effect, and except the registration of the Shares under the Act and such as may be required by the NASD or under state securities or blue sky laws in connection with the offer and sale of the Shares by the Selling Agents.

                                (viii)    This Agreement has been duly
authorized, executed and delivered by the Company and, assuming due execution by the Selling Shareholder and the Selling Agents, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

                                (ix)      Neither the Company nor any of its
subsidiaries is an "investment company" or a company "controlled" by an investment company as such terms are defined in Sections 3(a) and 2(a)(9), respectively, of the Investment Company Act.

                               (x)        The Registration Statement and the
Prospectus and each amendment or supplement thereto (other than the financial statements, the notes and schedules thereto and other financial data included therein, to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the respective rules and regulations thereunder. The descriptions in the Registration Statement and the Prospectus of contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

              Such counsel shall also state that they have participated in the preparation of the Registration Statement and the Prospectus and in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of and counsel to the Selling Agents at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel has not passed upon or assumed any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and although such counsel has not undertaken to verify independently the accuracy or completeness of the statements in the Registration Statement or the Prospectus, nothing has come to such counsel's attention to lead them to believe that the Registration Statement, or any further amendment thereto made prior to the Time of Delivery, on its effective date and as of the Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to the Time of Delivery, as of its issue date and as of the Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements, the notes and schedules thereto and other financial data contained in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

              In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of officers of the Company, public officials and letters from officials of the NASD. Copies of such certificates of officers of the Company and other opinions shall be addressed and furnished to the Selling Agents and furnished to counsel for the Selling Agents.

                   (c) You shall have received from Jill L. Force, general counsel for the Selling Shareholder, in form and substance satisfactory to you and your counsel, to the effect that:

                                (i)       This Agreement has been duly
authorized, executed and delivered by the Selling Shareholder.

                                (ii)      The execution and delivery by the
Selling Shareholder of, and the performance by the Selling Shareholder of its obligations under, this Agreement will not conflict or violate any provision of the articles of incorporation or bylaws or other organizational documents of the Selling Shareholder, or, to the best of such counsel's knowledge, any existing law, statute, rule or regulation, or in any material respect, conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Selling Shareholder is a party or, conflict with or violate any judgment, order or decree known to such counsel, of any governmental body, agency or court having jurisdiction over the Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Selling Shareholder of its obligations under this Agreement, except such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Shares.

                                (iii)     The Selling Shareholder has valid
title to the Shares and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares.

                                (iv)      Delivery of the Shares pursuant to
this Agreement will pass title to the Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

                                (v)       Such counsel, without any
independent investigation (A) has no reason to believe that (other than the financial statements, the notes and schedules thereto and other financial data included therein as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) has no reason to believe that (other than the financial statements, notes and schedules thereto and other financial data included therein as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                   (d) Seyfarth, Shaw, Fairweather & Geraldson, counsel for the Selling Agents, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at the Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. Such opinion or opinions may be rendered in reliance upon the opinion of Chrisman, Bynum & Johnson, P.C. as to matters governed by the law of the State of Colorado.


                   (e) Since the date of the latest audited financial statements included in the Prospectus, neither the Company nor any of the Subsidiaries shall have sustained any change, or any development involving a prospective change (including, without limitation, a change in management or control of the Company), in or affecting the position (financial or otherwise), results of operations, net worth or business prospects of the Company and its subsidiaries, otherwise than as disclosed in or contemplated by the Prospectus, the effect of which, in either such case, in your sole judgment makes it impracticable or inadvisable to proceed with the sale and delivery of the Shares being delivered at the Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.


                   (f) Subsequent to the date hereof, there shall not have occurred any of the following: (i) any suspension or limitation in trading in securities generally on the New York Stock Exchange, and/or the American Stock Exchange or any setting of minimum prices for trading on such exchange, or in the Common Stock of the Company by the Commission or the Nasdaq National Market System; (ii) a moratorium on commercial banking activities in New York, Colorado or Connecticut declared by either federal or state authorities; or (iii) any outbreak or escalation of hostilities involving the United States, declaration by the United States of a national emergency or war or any other national or international calamity or emergency if the effect of any such event specified in this clause (iii) in your sole judgment makes it impracticable or inadvisable to proceed with the sale and delivery of the Shares being delivered at the Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

                   (g) The Company shall have furnished to you at the Time of Delivery certificates of the chief executive and chief financial officers of the Company satisfactory to you, as to the accuracy of the respective representations and warranties of the Company herein at and as of the Time of Delivery with the same effect as if made at the Time of Delivery, as to the performance by the Company of all of its respective obligations hereunder to be performed at or prior to the Time of Delivery.


                   (h) The representations and warranties of the Company in this Agreement and in the certificates delivered by the Company pursuant to this Agreement shall be true and correct in all material respects when made and on and as of the Time of Delivery as if made at such time, and the Company shall have performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by the Company at or before the Time of Delivery.


                   (i) The Shares shall continue to be listed on the Nasdaq National Market System.

              9.   INDEMNIFICATION AND CONTRIBUTION.

                   (a) The Company agrees to indemnify and hold harmless each Selling Agent against any losses, claims, damages or liabilities, joint or several, to which such Selling Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement made by the Company in Section 1 of this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (B) any application or other document, or amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or (iii) the omission of or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application of a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Selling Agent for any legal or other expenses reasonably incurred by such Selling Agent in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that neither the Company nor the Selling Shareholder shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by either Selling Agent expressly for use therein (which information is solely as set forth in Sections 1(c) and 2(h) hereof). The Selling Shareholder agrees to indemnify and hold harmless each Selling Agent against any losses, claims, damages or liabilities, joint or several, to which such Selling Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement made by the Selling Shareholder in Section 2 of this Agreement and will reimburse each Selling Agent for any legal or other expenses reasonably incurred by such Selling Agent in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action. Neither the Company nor the Selling Shareholder will, without the prior written consent of the Selling Agents, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought under this Section 9 (whether or not either Selling Agent is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Selling Agent from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

                   (b) The Selling Agents agree to indemnify and hold harmless the Company and the Selling Shareholder against any losses, claims, damages or liabilities to which the Company and the Selling Shareholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any false or misleading statements regarding the Company or its business in connection with the sale of the Shares, in each case to the extent, but only to the extent, that such false or misleading statement was not made in reliance upon and in conformity with written information contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, and (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company and the Selling Shareholder by the Selling Agents expressly for use therein (which information is solely as set forth in Sections 1(c) and 2(h) hereof); and will reimburse the Company and the Selling Shareholder for any legal or other expenses reasonably incurred by the Company and the Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action.

                   (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under such subsection (a) or (b). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party. After such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. Nothing in this Section 9(c) shall preclude an indemnified party from participating at its own expense in the defense of any such action so assumed by the indemnifying party.

                   (d) If the indemnification provided for in this Section 9 is for public policy reasons unavailable to an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect not only the relative benefits received by the Company and the Selling Shareholder on the one hand and the Selling Agents on the other hand from the offering of the Shares, but also the relative faults of the Company, Selling Shareholders and the Selling Agents. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholder on the one hand and the Selling Agents on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Selling Agents on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholder bear to the total commissions received by the Selling Agents hereunder. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder on the one hand or the Selling Agents on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Shareholder and the Selling Agents agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Selling Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection
(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Selling Agents shall be required to contribute an amount in the aggregate in excess of the total commissions received by the Selling Agents hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                   (e) The obligations of the Company and the Selling Shareholder under this Section 9 shall be in addition to any liability which the Company or the Selling Shareholder may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and employee of the Selling Agents and to each person, if any, who controls any Selling Agent within the meaning of the Act or the Exchange Act; and the obligations of the Selling Agents under this Section 9 shall be in addition to any liability which the respective Selling Agents may otherwise have and shall extend, upon the same terms and conditions, to each officer, trustee and director of the Company and to each person, if any, who controls the Company or the Selling Shareholders within the meaning of the Act or the Exchange Act.

              10. TERMINATION. This Agreement may be terminated in the sole discretion of Advest by notice to the Company and the Selling Shareholder given prior to the Time of Delivery in the event that (i) any condition to the obligations of the Selling Agents set forth in Section 8 hereof has not been satisfied, (ii) the Selling Shareholder shall have failed, refused or been unable to deliver the Shares or the Company or Selling Shareholder shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder at or prior to the Time of Delivery, in either case other than by reason of a default by either of the Selling Agents, or (iii) the Company and the Selling Shareholder shall have permanently suspended solicitation of the purchase of the Shares pursuant to
Section 3 hereof or shall have suspended such solicitation for a period or periods exceeding 30 days in the aggregate. If this Agreement is terminated pursuant to this Section 10, the Company or Selling Shareholder will reimburse the Selling Agents upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed offer and sale of the Shares.

              11. SURVIVAL. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers, the Selling Shareholder and the Selling Agents, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of either Selling Agent or any controlling person referred to in
Section 9(e) or the Company, or any officer, trustee or director or controlling person of the Company referred to in Section 9(e), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 5, 6 and 9 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

              12. NOTICES. All communications hereunder shall be in writing and, if sent to Advest, shall be mailed, delivered or telecopied and confirmed by mail to Advest, Inc., 90 State House Square, Hartford, CT 06103,
Attention: Douglas McConnell (with a copy to Seyfarth, Shaw, Fairweather & Geraldson, 55 East Monroe Street, Chicago, Illinois, 60603, Attention: Carl Klein); if to Bigelow & Company, shall be sufficient in all respect if mailed, delivered or telecopied and confirmed by mail to Bigelow & Company, 1401 17th Street, Ste. 1380, Denver, CO 80202, Attention: (Paul Sinsar), (with a copy to Bob Ahrenholz, Kutak Rock, fax 303-292-7799; if to the Company shall be sufficient in all respects if mailed, delivered or telecopied and confirmed by mail to Colorado MEDtech, Inc., 6175 Longbow Drive, Boulder, Colorado, 80301, Attention: Bruce L. Arfmann, (with a copy to Chrisman, Bynum &
Johnson, P.C., 1900 Fifteenth Street, Boulder Colorado, 80302, Attention:
Peter J. Jensen); if to the Selling Shareholder, shall be sufficient in all respects if mailed, delivered or telecopied and confirmed by mail to Vencor, Inc., c/o James H. Gillenwater, Jr., 3300 Aegon Center, 400 West Market Street, Louisville, Kentucky 40202, (with a copy to Joseph L. Landenwich, 3300 Aegon Center, 400 West Market Street, Louisville, Kentucky 40202).

              13. BINDING EFFECT. This Agreement shall be binding upon, and inure solely to the benefit of, the Selling Agents, the Company and the Selling Shareholder and to the extent provided in Sections 9 and 11 hereof, the officers, trustees, directors and employees and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Selling Shareholder shall be deemed a successor or assign by reason merely of such purchase.

              14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any provisions regarding conflicts of laws.

              15. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

              If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and upon the acceptance hereof by each of the Selling Agents, this letter will constitute a binding agreement among the Selling Agents, the Company and the Selling Shareholder.

                                        Very truly yours,

                                        COLORADO MEDTECH, INC.

                                        By: /s/ John V. Atanasoff
                                           -----------------------------------
                                           Name:  John V. Atanasoff
                                           Title: President, CEO


                                        VENCOR, INC.

                                        By: /s/ Richard A. Lechleiter
                                           -----------------------------------
                                           Name:  Richard A. Lechleiter
                                           Title: VP of Finance


                                        VENCOR OPERATING, INC.

                                        By: /s/ Richard A. Lechleiter
                                           -----------------------------------
                                           Name:  Richard A. Lechleiter
                                           Title: VP of Finance


The foregoing Agreement is hereby
confirmed and accepted as of the
date first written above.

ADVEST, INC.

By: /s/ Robert T. Keane, Jr.
   ------------------------------
   Name:  Robert T. Keane, Jr.
   Title: Vice President


BIGELOW & COMPANY.

By: /s/ Paul Sinsar
   ------------------------------
   Name:  Paul Sinsar
   Title: Managing Director